UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08560

GAMCO International Growth Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO International Growth Fund, Inc. Annual Report — December 31, 2018
Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class AAA Share of the GAMCO International Growth Fund, Inc. decreased 11.0% compared with a decrease of 13.8% for the Morgan Stanley Capital International (MSCI) Europe, Australasia, and the Far East (EAFE) Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with long term capital appreciation. The Fund’s investment strategy is to invest at least 65% of its total assets in equity securities of foreign issuers located in at least three countries outside the United States that Gabelli Funds, LLC (the Adviser) believes are likely to have rapid growth in revenues and earnings and potential for above-average capital appreciation. The Fund invests in companies that have the potential to grow faster than other companies in their respective equity markets and are priced at attractive valuation levels. The Fund intends to diversify its investments across different countries. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The Adviser pays close attention to a company’s market position, management, and balance sheet, with a particular emphasis on the ability of the company to finance growth. Generally, the Adviser values a company relative to its local market, but where appropriate, we will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The Fund is focused on developed countries and not the emerging markets. We have concentrated the Fund’s investments in Japan (24.5% of net assets as of December 31, 2018), the U.K. (17.7%), France (18.0%), and Switzerland (12.2%).

This was an eventful year for the market. The exuberant reaction to the passage of the Tax Cuts and Jobs Act resulted in the best January market return in over 20 years. January marked a new high for the S&P 500 of 2,872. The remainder of the year can best be summarized as strong corporate earnings and broad U.S. economic strength, a sharp contrast to most major international economies which saw decelerating growth. U.S. GDP growth peaked at 4.2% in the second quarter and followed up with a solid 3.5% in the third quarter. The fourth quarter tracked somewhat weaker. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year, negatively impacting non-U.S. companies with exposure to the U.S. Despite increasing uncertainty around trade and tariff disputes, the relatively robust economic backdrop in 2018 gave the Federal Reserve cover to raise rates in March, June, and September, as expected and with little resistance.

Top contributors to performance in 2018 included Jardine Matheson Holdings (3.7% of net assets as of December 31, 2018), a conglomerate covering a wide range of sectors from property, retailing, and luxury hotels to motor vehicles, engineering and construction, and transport and insurance broking. Jardine’s revenue grew at a double-digit rate for the first six months of 2018, with underlying earnings per share growth of 7%. FamilyMart UNY (no longer held as of December 31, 2018) is the second largest convenience store brand in Japan. Despite a slight decrease in operating revenue during the first nine months of the year, decreased selling, general, and administrative expenses drove a 28.1% increase in profit during the same period. Fast Retailing (1.8%) is a Japanese firm known for its UNIQLO brand, which has over 2,000 stores worldwide. Fast Retailing saw consolidated revenue increase by 14.4% in its fiscal year 2018, with profit increasing by more than twice that rate.

Weaker holdings in 2018 included Naspers (3.4%), a global internet and entertainment group and one of the largest technology investors in the world. Naspers saw single-digit consolidated revenue growth for the first half of its fiscal year 2019, but its plan to unbundle its wholly-owned subsidiary MultiChoice Group Limited by spinning it off to shareholders did not placate the market. SMC (2.8%) manufactures, processes, and sells automatic control equipment, and manufactures and sells sintered filters and various types of filtration equipment. The first half of SMC’s fiscal year 2018 saw sales increase by 4%, but operating income increased at only half that rate. Fanuc (1.9%) is a Japanese manufacturing firm with three pillars of its business: numerical control and servos, ROBOT and ROBOMACHINE businesses which apply that technology, and the FIELD system, which is a manifestation of the Internet of Things. The first six months of its fiscal year 2019 saw sales decrease from the year-ago period, and a decrease in net income of 4.7%.

Thank you for your investment in the GAMCO International Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)						Since
	1 Year	5 Year	10 Year	15 Year	20 Year	Inception (6/30/95)
Class AAA (GIGRX)	(11.01)%	0.60%	7.21%	4.65%	4.14%	5.85%
MSCI EAFE Index	(13.79)	0.53	6.32	4.74	3.52	4.49
Lipper International Large-Cap Growth Fund Classification	(14.32)	0.66	6.47	5.36	4.77	5.98
Lipper International Multi-Cap Growth Fund Classification	(15.36)	0.58	6.77	4.63	4.23	5.21
Class A (GAIGX)	(11.71)	0.45	7.15	4.62	4.19	5.90
With sales charge (b)	(16.79)	(0.73)	6.51	4.21	3.89	5.63
Class C (GCIGX)	(12.35)	(0.30)	6.34	3.83	3.37	5.18
With contingent deferred sales charge (c)	(13.22)	(0.30)	6.34	3.83	3.37	5.18
Class I (GIIGX)	(10.49)	1.51	7.85	5.08	4.46	6.13

In the current prospectuses dated April 30, 2018, as supplemented on May 31, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 2.14%, 2.14%, 2.89%, and 1.89%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 2.14%, 2.89%, and 1.00%, respectively. See page 11 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on July 25, 2001, December 17, 2000, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper International Large-Cap Growth Fund Classification and the Lipper International Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in these particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GAMCO INTERNATIONAL GROWTH FUND (CLASS AAA SHARES)

AND MSCI EAFE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GAMCO International Growth Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
GAMCO International Growth Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$900.30	1.26%	$6.04
Class A	$1,000.00	$894.20	2.60%	$12.41
Class C	$1,000.00	$891.20	3.29%	$15.68
Class I	$1,000.00	$901.40	1.01%	$4.84
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.85	1.26%	$6.41
Class A	$1,000.00	$1,012.10	2.60%	$13.19
Class C	$1,000.00	$1,008.62	3.29%	$16.66
Class I	$1,000.00	$1,020.11	1.01%	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

GAMCO International Growth Fund, Inc.

Consumer Discretionary	21.1%
Consumer Staples - Food,
Beverage, and Tobacco	18.1%
Health Care	15.0%
Industrials	12.8%
Materials	9.1%
Information Technology	8.5%
Consumer Staples - Household and
Personal Products	8.0%

Financials	6.4%
Telecommunication Services	1.0%
Energy	0.5%
Other Assets and Liabilities (Net)	(0.5)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC website at www.sec.gov.

GAMCO International Growth Fund, Inc.

Schedule of Investments — December 31, 2018

			Market
Shares		Cost	Value
	COMMON STOCKS — 100.5%
	CONSUMER DISCRETIONARY — 21.1%
5,400	Accor SA	$152,950	$229,632
3,000	ASX Ltd.	137,640	126,764
2,090	Christian Dior SE	168,083	799,725
7,650	Compagnie Financiere Richemont SA	181,459	493,330
700	Fast Retailing Co. Ltd.	137,571	357,519
775	Hermes International	274,498	430,560
35,000	ITV plc	134,985	55,708
40,000	Luk Fook Holdings International Ltd.	144,808	114,149
476	Modern Times Group MTG AB, Cl. B	16,663	15,773
135,000	NagaCorp. Ltd.	133,313	145,044
3,300	Naspers Ltd., Cl. N	387,844	660,714
1,800	Rinnai Corp.	152,942	118,522
1,000	Shimano Inc.	135,354	140,967
8,600	Sony Corp.	223,429	414,603

		2,381,539	4,103,010

	CONSUMER STAPLES - FOOD, BEVERAGE, AND TOBACCO — 18.1%
6,200	Associated British Foods plc	224,690	161,594
5,750	British American Tobacco plc	188,385	182,959
5,500	Danone SA	361,209	387,655
18,600	Diageo plc	267,198	664,660
5,000	Heineken NV	271,910	441,934
10,000	Japan Tobacco Inc.	276,948	237,611
4,000	Kameda Seika Co. Ltd.	160,162	180,209
9,000	Nestlé SA	503,708	730,465
3,300	Pernod Ricard SA	201,798	541,598

		2,456,008	3,528,685

	HEALTH CARE — 15.0%
6,000	AstraZeneca plc	420,698	447,876
2,600	Coloplast A/S, Cl. B	205,267	241,841
1,800	EssilorLuxottica SA	229,448	228,165
10,000	GlaxoSmithKline plc	206,108	190,580
7,250	Novartis AG	358,990	620,921
6,000	Novo Nordisk A/S, Cl. B	258,851	275,563
2,200	Roche Holding AG, Genusschein	350,806	546,169
19,400	Smith & Nephew plc	223,802	363,142

		2,253,970	2,914,257

	INDUSTRIALS — 12.8%
10,000	Epiroc AB, Cl. B†	103,784	89,264
2,400	FANUC Corp.	292,105	364,223
2,500	IHS Markit Ltd.†	138,470	119,925
10,400	Jardine Matheson Holdings Ltd.	499,853	724,139
13,000	Komatsu Ltd.	319,261	279,369
2,200	Nidec Corp.	202,653	248,923
6,000	Park24 Co. Ltd.	109,641	132,127
1,800	SMC Corp.	297,356	541,931

		1,963,123	2,499,901

			Market
Shares		Cost	Value
	MATERIALS — 9.1%
7,000	Agnico Eagle Mines Ltd.	$300,641	$282,800
2,367	Air Liquide SA	262,891	293,924
4,500	Chr. Hansen Holding A/S	174,662	399,450
4,000	Randgold Resources Ltd., ADR	288,918	331,560
9,625	Rio Tinto plc	334,866	460,964

		1,361,978	1,768,698

	INFORMATION TECHNOLOGY — 8.5%
1,900	Keyence Corp.	224,669	960,347
2,600	Murata Manufacturing Co. Ltd.	293,365	350,350
2,000	Scout24 AG	100,487	91,761
15,000	The Sage Group plc	128,174	115,042
4,000	Topcon Corp.	75,402	53,108
1,000	Ubisoft Entertainment SA†	111,551	80,562

		933,648	1,651,170

	CONSUMER STAPLES - HOUSEHOLD AND PERSONAL PRODUCTS — 8.0%
2,640	Henkel AG & Co. KGaA	261,338	259,837
2,300	L’Oreal SA	246,959	526,297
1,300	Reckitt Benckiser Group plc	119,384	99,549
6,500	Shiseido Co. Ltd.	103,233	407,082
5,000	Unilever NV	229,896	270,862

		960,810	1,563,627

	FINANCIALS — 6.4%
30,000	AIA Group Ltd.	238,736	249,204
4,000	Burford Capital Ltd.	104,152	84,383
8,000	Investor AB, Cl. B	286,619	339,955
10,000	Kinnevik AB, Cl. B	252,114	241,994
11,700	Prudential plc	277,937	208,921
4,000	Schroders plc	124,330	124,575

		1,283,888	1,249,032

	TELECOMMUNICATION SERVICES — 1.0%
3,000	Millicom International Cellular SA, SDR	155,581	189,827

	ENERGY — 0.5%
2,500	Schlumberger Ltd.	191,135	90,200

	TOTAL COMMON STOCKS	13,941,680	19,558,407

	TOTAL INVESTMENTS —100.5%	$13,941,680	19,558,407

	Other Assets and Liabilities (Net) — (0.5)%		(98,351)

	NET ASSETS — 100.0%		$19,460,056

†         Non-income producing security.

ADR   American Depositary Receipt

SDR   Swedish Depositary Receipt

See accompanying notes to financial statements.

7

GAMCO International Growth Fund, Inc.

Schedule of Investments (Continued) — December 31, 2018

	% of
	Market	Market
Geographic Diversification	Value	Value

Europe	62.9%	$12,294,118
Japan	24.5	4,786,890
Asia/Pacific	6.2	1,214,257
South Africa	3.4	660,714
North America	2.3	457,383
Latin America	0.7	145,045

	100.0%	$19,558,407

See accompanying notes to financial statements.

8

GAMCO International Growth Fund, Inc.

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $13,941,680)	$19,558,407
Cash	498
Receivable for Fund shares sold	1,651
Receivable from Adviser	76,116
Dividends receivable	135,056
Prepaid expenses	15,978

Total Assets	19,787,706

Liabilities:
Payable for Fund shares redeemed	34,698
Payable for investment advisory fees	53,329
Payable for distribution fees	3,614
Line of credit payable	147,000
Payable for legal and audit fees	36,112
Payable for shareholder communications expenses	25,339
Other accrued expenses	27,558

Total Liabilities	327,650

Net Assets
(applicable to 989,031 shares outstanding)	$19,460,056

Net Assets Consist of:
Paid-in capital	$13,921,696
Total distributable earnings(a)	5,538,360

Net Assets	$19,460,056

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($14,223,187 ÷ 722,951 shares outstanding; 375,000,000 shares authorized)	$19.67

Class A:
Net Asset Value and redemption price per share ($482,372 ÷ 24,082 shares outstanding; 250,000,000 shares authorized)	$20.03

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.25

Class C:
Net Asset Value and offering price per share ($428,868 ÷ 24,534 shares outstanding; 125,000,000 shares authorized)	$17.48	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($4,325,629 ÷ 217,464 shares outstanding; 125,000,000 shares authorized)	$19.89

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $48,934)	$496,391
Interest	1,745

Total Investment Income	498,136

Expenses:
Investment advisory fees	237,639
Distribution fees - Class AAA	43,205
Distribution fees - Class A	1,514
Distribution fees - Class C	3,608
Legal and audit fees	56,919
Shareholder communications expenses	55,069
Registration expenses	49,708
Shareholder services fees	20,056
Directors’ fees	17,000
Custodian fees	13,512
Interest expense	1,492
Miscellaneous expenses	56,750

Total Expenses	556,472

Less:
Expenses paid indirectly by broker (See Note 6)	(116)
Expense reimbursements (See Note 3)	(193,958)

Total Reimbursements and Credits	(194,074)

Net Expenses	362,398

Net Investment Income	135,738

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency:
Net realized gain on investments	1,575,382
Net realized loss on foreign currency transactions	(2,649)

Net realized gain on investments and foreign currency transactions	1,572,733

Net change in unrealized appreciation/depreciation:
on investments	(4,294,811)
on foreign currency translations	(2,071)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,296,882)

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	(2,724,149)

Net Decrease in Net Assets Resulting from Operations	$(2,588,411)

See accompanying notes to financial statements.

9

GAMCO International Growth Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$135,738	$34,769
Net realized gain on investments and foreign currency transactions	1,572,733	1,118,301
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,296,882)	5,464,224

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,588,411)	6,617,294

Distributions to Shareholders:
Accumulated earnings
Class AAA	(1,197,401)	(796,779)
Class A	(38,761)	(27,021)
Class C	(38,461)	(13,649)
Class I	(402,747)	(382,392)

Total Distributions to Shareholders(a)	(1,677,370)	(1,219,841)*

Capital Share Transactions:
Class AAA	(175,450)	(2,231,393)
Class A	5,079	(140,945)
Class C	251,681	9,628
Class I	(1,626,349)	(1,887,517)

Net Decrease in Net Assets from Capital Share Transactions	(1,545,039)	(4,250,227)

Redemption Fees	—	24

Net Increase/(Decrease) in Net Assets	(5,810,820)	1,147,250
Net Assets:
Beginning of year	25,270,876	24,123,626

End of year	$19,460,056	$25,270,876

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $20,553 (Class AAA), $633 (Class A), and $87,642 (Class I) and net realized gain were $776,226 (Class AAA), $26,388 (Class A), $13,649 (Class C), and $294,750 (Class I).

See accompanying notes to financial statements.

10

GAMCO International Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ments(c)	Operating Expenses Net of Reimbrse- ments		Portfolio Turnover Rate
Class AAA
2018	$24.15	$0.11	$(2.79)	$(2.68)	$(0.09)		$(1.71)	$(1.80)	—	$19.67	(11.0)%	$14,223	0.47%	2.39%	1.63	%(c)(d)(e)	5%
2017	19.57	(0.05)	5.78	5.73	(0.03)		(1.12)	(1.15)	$0.00	24.15	29.3	17,556	(0.20)	2.14	2.14	(f)	4
2016	20.43	0.29	(0.79)	(0.50)	(0.33)		(0.03)	(0.36)	0.00	19.57	(2.4)	16,112	1.44	2.07	2.07	(f)	9
2015	21.07	0.00 (b)	(0.62)	(0.62)	(0.00	)(b)	(0.02)	(0.02)	0.00	20.43	(2.9)	18,762	0.01	2.12	2.12	(d)(g)	15
2014	23.08	0.02	(1.27)	(1.25)	—		(0.76)	(0.76)	—	21.07	(5.5)	22,155	0.10	2.19	2.19		12
Class A
2018	$24.65	$(0.09)	$(2.82)	$(2.91)	—		$(1.71)	$(1.71)	—	$20.03	(11.7)%	$482	(0.39)%	2.39%	2.39	%(c)(d)	5%
2017	19.95	(0.05)	5.90	5.85	$(0.03)		(1.12)	(1.15)	$0.00	24.65	29.3	594	(0.20)	2.14	2.14	(f)	4
2016	20.81	0.33	(0.84)	(0.51)	(0.32)		(0.03)	(0.35)	0.00	19.95	(2.4)	603	1.60	2.07	2.07	(f)	9
2015	21.47	(0.02)	(0.61)	(0.63)	(0.01)		(0.02)	(0.03)	0.00	20.81	(2.9)	761	(0.08)	2.12	2.12	(d)(g)	15
2014	23.50	0.03	(1.30)	(1.27)	—		(0.76)	(0.76)	—	21.47	(5.4)	530	0.12	2.19	2.19		12
Class C
2018	$21.92	$(0.25)	$(2.48)	$(2.73)	—		$(1.71)	$(1.71)	—	$17.48	(12.4)%	$429	(1.21)%	3.14%	3.14	%(c)(d)	5%
2017	17.95	(0.21)	5.30	5.09	—		(1.12)	(1.12)	$0.00	21.92	28.4	279	(0.99)	2.89	2.89	(f)	4
2016	18.73	0.12	(0.71)	(0.59)	$(0.16)		(0.03)	(0.19)	0.00	17.95	(3.1)	226	0.64	2.82	2.82	(f)	9
2015	19.47	(0.16)	(0.56)	(0.72)	(0.00	)(b)	(0.02)	(0.02)	0.00	18.73	(3.7)	366	(0.80)	2.87	2.87	(d)(g)	15
2014	21.55	(0.14)	(1.18)	(1.32)	—		(0.76)	(0.76)	—	19.47	(6.2)	487	(0.65)	2.94	2.94		12
Class I
2018	$24.45	$0.27	$(2.86)	$(2.59)	$(0.26)		$(1.71)	$(1.97)	—	$19.89	(10.5)%	$4,326	1.11%	2.14%	1.01	%(c)(d)(e)	5%
2017	19.81	0.24	5.85	6.09	(0.33)		(1.12)	(1.45)	$0.00	24.45	30.8	6,842	1.03	1.89	1.00	(f)	4
2016	20.69	0.53	(0.82)	(0.29)	(0.56)		(0.03)	(0.59)	0.00	19.81	(1.4)	7,183	2.58	1.82	1.00	(e)(f)	9
2015	21.31	0.18	(0.57)	(0.39)	(0.21)		(0.02)	(0.23)	0.00	20.69	(1.9)	7,410	0.83	1.87	1.01	(d)(g)	15
2014	23.20	0.16	(1.29)	(1.13)	—		(0.76)	(0.76)	—	21.31	(4.9)	2,565	0.69	1.94	1.63		12

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2018, 2017, 2016, 2015, and 2014. For the year ended December 31, 2018, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.62% (Class AAA), 2.38% (Class A), 3.13% (Class C), and 1.00% (Class I). For the years ended December 31, 2017, 2016, 2015, and 2014, there was no impact on the expense ratios.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 2.11% (Class AAA and Class A), 2.86% (Class C), and 1.01% (Class I). The 2018 reimbursement has no impact on the expense ratio.

(e)

Under an expense reimbursement agreement with the Adviser, for the year ended December 31, 2018, the Adviser reimbursed $131,548 in certain Class AAA expenses and $62,410 in certain Class I expenses to the Fund. For the years ended December 31, 2017, and 2016, the Fund reimbursed Class I expenses to the Fund of $63,160, and $64,752, respectively.

(f)

During the years ended December 31, 2017 and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 0.79% (Class AAA), 0.63% (Class A), 1.61% (Class C), and (0.31)% (Class I), respectively. The 2017 reimbursement had no effect on the expense ratio.

(g)

The Fund incurred tax expense during the year ended December 31, 2015. If the tax expense had not incurred, the ratios of operating expenses to average net assets would have been 2.11% (Class AAA and Class A), 2.86% (Class C), and 1.00% (Class I).

See accompanying notes to financial statements.

11

GAMCO International Growth Fund, Inc.

Notes to Financial Statements

1. Organization. GAMCO International Growth Fund, Inc. was incorporated on May 25, 1994 in Maryland and commenced investment operations on June 30, 1995. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is long term capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the fiscal year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities, which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Energy	$ 90,200	—	$ 90,200
Industrials	119,925	$ 2,379,976	2,499,901
Materials	282,800	1,485,898	1,768,698
Other Industries (a)	—	15,199,608	15,199,608
Total Common Stocks	492,925	19,065,482	19,558,407
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$492,925	$19,065,482	$19,558,407

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2018 or December 31, 2017.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to distributions in excess of earnings, the tax treatment of currency gains and losses, and the sales of investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to decrease paid-in capital by $3,134, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$109,748	$108,828
Net long term capital gains	1,567,622	1,111,013

Total distributions paid	$1,677,370	$1,219,841

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$5,538,360

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2018, the temporary differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$14,018,403	$6,758,834	$(1,218,830)	$5,540,004

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019 at no more than 1.00% of the value of its average daily net assets. Effective June 1, 2018, the Adviser amended its contractual agreement with respect to Class AAA shares of the Fund and to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25% for Class AAA shares through April 30, 2019. For the year ended December 31, 2018, the Adviser reimbursed the Fund in the amount of $193,958. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class AAA and Class I, respectively. The agreement is renewable annually. At December 31, 2018, the cumulative amount which the Fund may repay the Advisor, subject to the terms above, is $321,870.

For the year ended December 31, 2016, expiring December 31, 2019	$64,752
For the year ended December 31, 2017, expiring December 31, 2020	63,160
For the year ended December 31, 2018, expiring December 31, 2021	193,958

$321,870

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $1,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser,

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $1,097,993 and $3,993,266, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid $6 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $324 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed broker arrangement during this period was $116.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2018.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there was $147,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $40,756, with a weighted average interest rate of 3.49%. The maximum amount borrowed at any time during the year ended was $679,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2018 and the year ended December 31, 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	72,256	$1,797,251	39,467	$879,107
Shares issued upon reinvestment of distributions	59,732	1,161,198	32,027	769,607
Shares redeemed	(135,872)	(3,133,899)	(167,775)	(3,880,107)

Net decrease	(3,884)	$(175,450)	(96,281)	$(2,231,393)

Class A
Shares sold	13,327	$334,517	4,946	$111,478
Shares issued upon reinvestment of distributions	1,803	35,706	1,023	25,069
Shares redeemed	(15,136)	(365,144)	(12,122)	(277,492)

Net increase/(decrease)	(6)	$5,079	(6,153)	$(140,945)

Class C
Shares sold	17,574	$381,289	3,535	$75,540
Shares issued upon reinvestment of distributions	2,226	38,461	626	13,649
Shares redeemed	(8,019)	(168,069)	(3,975)	(79,561)

Net increase	11,781	$251,681	186	$9,628

Class I
Shares sold	16,519	$404,480	46,953	$1,046,039
Shares issued upon reinvestment of distributions	13,262	260,727	15,723	382,392
Shares redeemed	(92,192)	(2,291,556)	(145,372)	(3,315,948)

Net decrease	(62,411)	$(1,626,349)	(82,696)	$(1,887,517)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO International Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO International Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GAMCO International Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

GAMCO International Growth Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1994	35

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

INDEPENDENT DIRECTORS[5] :
Anthony J. Colavita Director Age: 83	Since 1994	20	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder Director Age: 78	Since 1994	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris[6] Director Age: 84	Since 1994	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza Director Age: 73	Since 2004	32

President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

GAMCO International Growth Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1995	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers, includes time served in other officer roles with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions totaling $0.0856 and $0.2585 per share for Class AAA and Class I Shares, respectively, and long term capital gains totaling $1,567,622, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.31% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 0% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004. Also for the year ended 2018, the Fund passed through foreign tax credits of $0.043, $0.043, $0.043, and $0.043 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2018 which was derived from U.S. Treasury securities was 0.30%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO INTERNATIONAL GROWTH FUND, INC.
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman, Associated Capital Group Inc.	Bruce N. Alpert
President

John C. Ball
Treasurer
Agnes Mullady
Vice President
Anthony J. Colavita
President,	Andrea R. Mango
Anthony J. Colavita, P.C.	Secretary
Richard J. Walz
Werner J. Roeder	Chief Compliance Officer
Former Medical Director, Lawrence Hospital
DISTRIBUTOR G.distributors, LLC

Anthonie C. van Ekris Chairman, BALMAC International, Inc.	CUSTODIAN
State Street Bank and Trust
Company
Salvatore J. Zizza
Chairman,	TRANSFER AGENT AND
Zizza & Associates Corp.	DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of the GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB009Q418AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,300 for 2017 and $32,200 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2017 and $3,800 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $251 for 2017 and $565 for 2018. [The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.]

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $36,986 for 2017 and $43,421 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO International Growth Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.